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                                                                    Exhibit 23.2



                         CONSENT OF INDEPENDENT AUDITORS


          We consent to the reference to our firm under the captions "Summary Consolidated Financial and Operating Data," "Selected Consolidated Financial Data," and "Experts" and to the use of our report dated January 22, 2002 in the Registration Statement (Form S-4) for the registration of $259,892,000 of Pass Through Certificates, Series 2002-1.



                                                          /s/ Ernst & Young LLP

                                                          Ernst & Young LLP

Indianapolis, Indiana
November 22, 2002